EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 2

to

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

relating to

$99,100,000 State of Ohio

Pollution Control Revenue Refunding Bonds, Series 2005-A

(FirstEnergy Nuclear Generation Corp. Project)

THIS AMENDMENT NO. 2 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) is made as of June 12, 2009 by and among FIRSTENERGY NUCLEAR GENERATION CORP. (the “Company”), FIRSTENERGY CORP. and FIRSTENERGY SOLUTIONS CORP., as Guarantors (the “Guarantors”), the Banks party hereto and BARCLAYS BANK PLC, as Fronting Bank (the “Fronting Bank”) and as Administrative Agent (the “Administrative Agent”) under that certain Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, by and among the Company, the Banks from time to time parties thereto, the Fronting Bank and the Administrative Agent (as amended by that certain Amendment No. 1 to Letter of Credit and Reimbursement Agreement, dated as of March 1, 2007, and as the same may be further amended, restated, supplemented or otherwise modified, the “Agreement”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Agreement.

WITNESSETH

WHEREAS, the Company, the Banks, the Fronting Bank and the Administrative Agent are parties to the Agreement and the Guarantors are party to certain Guaranty Agreements related to the Agreement; and

WHEREAS, the Company, the Guarantors, the Fronting Bank and the Administrative Agent and the requisite number of Banks under Section 9.01 of the Agreement have agreed to amend the Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed as follows:

SECTION 1. Amendments.  Effective as of the date hereof upon the satisfaction of the conditions precedent set forth in Section 3(a) below (the “Concurrent Effective Date”), the Agreement is hereby amended as follows:

1.1.	The definition of the term “Alternate Base Rate” appearing in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (i) the Base Rate for such day, (ii) the sum of the Federal Funds Rate for such day plus 0.50% per annum and (iii) the LIBO Reference Rate plus 1.00% per annum.

1.2.	The definition of the term “Disclosure Documents” appearing in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

“Disclosure Documents” means FirstEnergy’s and FES’ Annual Reports on Form 10-K filed with the SEC for the year ended December 31, 2008, Quarterly Reports on Form 10-Q filed with the SEC for the three months ended March 31, 2009 and Current Reports on Form 8-K filed with the SEC on or before May 21, 2009.

1.3.	The definition of the term “Guarantor” appearing in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

“Guarantor” means each of FES, with respect to the FES 2007 Guaranty Agreement and, from and after the effective date thereof, with respect to the FES Guaranty Agreement, and FirstEnergy.

1.4.	The definition of the term “Guaranty Agreements” appearing in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

“Guaranty Agreements” means each of the FirstEnergy Guaranty Agreement, the FES Guaranty Agreement and the FES 2007 Guaranty Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

1.5.	The definition of the term “Total Capitalization” appearing in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

 “Total Capitalization” means, with respect to the applicable Credit Party at any date of determination the sum, without duplication, of (i) Consolidated Debt of such Credit Party, (ii) the capital stock (but excluding treasury stock and capital stock subscribed and unissued) and other equity accounts (including retained earnings and paid in capital but excluding accumulated other comprehensive income and loss) of such Credit Party and its Consolidated Subsidiaries, (iii) consolidated equity of the preference stockholders of such Credit Party and its Consolidated Subsidiaries, and (iv) the aggregate principal amount of Trust Preferred Securities of such Credit Party and its Consolidated Subsidiaries.

1.6.	Section 1.01 of the Agreement is amended to add the following definitions in appropriate alphabetical order:

“FES 2007 Guaranty Agreement” means that certain Guaranty, dated as of March 26, 2007, executed and delivered by FES and acknowledged by the Company, a copy of which is attached hereto as Exhibit I, as the same may be amended, restated, supplemented or otherwise modified from time to time.

 “LIBO Reference Rate” means, for purposes of determining the Alternate Base Rate under clause (iii) of the definition thereof, the rate appearing on Telerate Page 3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the applicable date of determination, as the rate for U.S. Dollar deposits with a one-month maturity. In the event that such rate is not available at such time for any reason, then the “LIBO Reference Rate” for purposes of determining the Alternate Base Rate under clause (iii) of the definition thereof, shall be the rate at which U.S. Dollar deposits of $5,000,000 and for a one-month maturity are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the applicable date of determination.

“SEC” means the United States Securities and Exchange Commission.

1.7.	Section 2.03 of the Agreement is amended to insert the following new clause (d) at the end thereof:

“(d)  On the date of any Tender Advance, the Company hereby agrees to pay to the Administrative Agent, for the ratable account of the Banks, a drawing fee equal to 1.00% of the amount of such Tender Advance.”

1.8.	Section 2.17(e) of the Agreement is amended to delete the phrase “Section 2.03(a) and (b)” and to insert in its place the phrase “Section 2.03(a), (b) and (d)”.

1.9.	Section 4.01(h) of the Agreement is amended to delete the reference to the date “December 16, 2005” and to insert in its place a reference to the date “May 21, 2009”.

1.10.	Section 4.01 of the Agreement is amended to insert the following as new clause (u):

“(u)           Guaranteed Indebtedness.  All Indebtedness of the Company under this Agreement will constitute “Genco Indebtedness” as defined in the FES 2007 Guaranty Agreement and all Indebtedness of FES under the FES 2007 Guaranty Agreement will constitute “Guaranteed Obligations” as defined in the Guaranty, dated as of March 26, 2007, by FirstEnergy Generation Corp. and acknowledged by FES.”

1.11.	“Exhibit I” attached hereto as Schedule I is inserted as new “Exhibit I” to the Agreement.

1.12.
Annex 1 to the Agreement is deleted in its entirety and “Annex 1” attached hereto as Schedule II is inserted in the place thereof and each reference in the Agreement, including, without limitation, in the definition of the term “Pricing Grid”, to “Annex 1” shall mean the “Annex 1” attached hereto.

SECTION 2. Amendments.  Effective as of the date on which all conditions precedent set forth in Section 3(b) below have been satisfied (the “Contingent Effective Date”), the Agreement is hereby amended as follows:

2.1.	The definition of the term “Debt” appearing in Section 1.01 of the Agreement is amended to insert the following new sentence at the end thereof:

For the avoidance of doubt, "Debt" shall include, as of any date of determination with respect to the Company, the aggregate obligation of the Company under the first mortgage bonds issued pursuant to the FMB Mortgage to support the Mark-to-Market Guarantees, which obligations shall be equal to the aggregate amount of FES' Mark-to-Market Obligations less (i) the amount of FES’ Mark-to-Market Obligations covered by cash or letter of credit collateral and (ii) the amount of FES’ Mark-to-Market Obligations, if any, allocable to first mortgage bonds issued by FirstEnergy Generation Corp. (“FE Genco”), in each case as of such date; provided, however, to the extent FES’ Mark-to-Market Obligations are supported on any date of determination by first mortgage bonds issued by the Company and first mortgage bonds issued by FE Genco, the amount of such obligations shall be allocated among such first mortgage bonds of the Company and FE Genco on a pro rata basis.

2.2.	The definition of the term “First Mortgage Bonds” appearing in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

“First Mortgage Bonds” means the First Mortgage Bonds, Collateral Series C of 2009 due 2010, evidencing the Obligations hereunder, at any time issued by the Company and secured by the FMB Mortgage.

2.3.
The definition of the term “First Mortgage Bond Indenture” appearing in Section 1.01 of the Agreement is amended to insert the phrase “, including but not limited to the FMB Mortgage” at the end thereof.

2.4.
The definition of the term “Related Documents” appearing in Section 1.01 of the Agreement is amended to insert the phrase “, the FMB Mortgage, the First Mortgage Bonds” immediately after the words “Remarketing Agreement”.

2.5.	Section 1.01 of the Agreement is amended to add the following definitions in appropriate alphabetical order:

“FES’ Mark-to-Market Obligations” means FES’ mark-to-market obligations under certain master standard service offer supply agreements with such FirstEnergy Subsidiaries entered into as a result of FES’ participation in the competitive bid process conducted on May 13, 2009 to provide retail generation supply in Ohio for the two-year period commencing June 1, 2009.

 “FMB Mortgage” means that certain Open End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, as amended, restated, supplemented or otherwise modified from time to time, together with any supplemental indentures issued pursuant thereto.

“Mark-to-Market Guarantees” means Guarantees by the Company in favor of one or more of the Ohio public utility company Subsidiaries of FirstEnergy, supporting FES’ Mark-to-Market Obligations, which Guarantees may be secured by first mortgage bonds issued under the FMB Mortgage.

 “Mortgaged Property” has the meaning assigned to the such term in the FMB Mortgage.

2.6.	Section 4.01(c) of the Agreement is amended to insert the following sentence at the end thereof:

“The Company and each of its Subsidiaries is in compliance with all laws (including, without limitation, ERISA and Environmental Laws), regulations and order of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, has not had and could not reasonably be expected to have a  Material Adverse Effect or a material adverse effect on the Mortgaged Property taken as a whole, the Lien of the FMB Mortgage on such Mortgaged Property in favor of the “Trustee” (as defined in the FMB Mortgage) for the benefit of the holders of First Mortgage Bonds, including the Administrative Agent (for its benefit and for the benefit of the Banks) or the priority of such Lien.”

2.7.	Section 4.01(g) of the Agreement is amended and restated in its entirety to read as follows:

“(g)           Bonds Validly Issued. The Bonds and the First Mortgage Bonds have been duly authorized, authenticated and issued and delivered and are not in default. The Bonds are the legal, valid and binding obligations of the Issuer and the First Mortgage Bonds are the legal, valid and binding obligations of the Company.  The First Mortgage Bonds are not required to be registered under the Securities Act of 1933, as amended.”

2.8.	Section 4.01(i) of the Agreement is amended to insert the following phrase at the end thereof:

“or on the Mortgaged Property taken as a whole, the Lien of the FMB Mortgage on such Mortgaged Property in favor of the “Trustee” (as defined in the FMB Mortgage) for the benefit of the holders of First Mortgage Bonds, including the Administrative Agent (for its benefit and for the benefit of the Banks) or the priority of such Lien”

2.9.	Section 4.01(l) of the Agreement is amended to insert the following phrase at the end thereof:

“, except for defects in title or interest that would not, in the aggregate, have a material adverse effect on the Mortgaged Property taken as a whole, the Lien of the FMB Mortgage on such Mortgaged Property in favor of the “Trustee” (as defined in the FMB Mortgage) for the benefit of the holders of First Mortgage Bonds including the Administrative Agent (for its benefit and for the benefit of the Banks) or the priority of such Liens”

2.10.	Section 4.01 of the Agreement is amended to insert the following as new clauses (v), (w), (x) and (y):

“(v)           First Priority Mortgage.  The FMB Mortgage creates in favor of the trustee thereunder for the ratable benefit of the holders of the First Mortgage Bonds, a legally valid and enforceable first priority security interest in the Mortgaged Property existing as of the date of issuance of such First Mortgage Bonds and as of the date of any supplement thereto and constitutes a perfected security interest in all such Mortgaged Property, subject to (A) “Permitted Liens,” as defined in the FMB Mortgage, (B) the terms of the franchises, licenses, easements, leases, permits, contracts and other instruments under which the Mortgaged Property is held or operated, and (C) such other liens, prior rights and encumbrances none of which other liens, prior rights and encumbrances, with minor or insubstantial exceptions, affects from a legal standpoint the security for the First Mortgage Bonds or the Company’s right to use such properties in its business. The FMB Mortgage conforms to the requirements of the Trust Indenture Act of 1939, as amended.

(w)           Title to Mortgaged Property.  The Company has good title to the Mortgaged Property, subject only to the exceptions set forth in the FMB Mortgage and in subsection (v) above, none of which materially impairs the use of the property affected thereby for the use intended in the operation of the business of the Company and except for defects in title or interest that would not, in the aggregate, have a material adverse effect on the value of the Mortgaged Property.

(x)           Security of First Mortgage Bonds.  The First Mortgage Bonds have been issued pursuant to, and entitled to the benefit of, the FMB Mortgage and have been authenticated and delivered in accordance therewith.

(y)           Principal Amount of First Mortgage Bonds.  The First Mortgage Bonds have been validly issued and authenticated, in each case in an aggregate principal amount of not less than $100,077,425, and remain outstanding and in full force and effect (except to the extent any reduction in the principal amount of the First Mortgage Bonds is accompanied by a dollar-for-dollar reduction in the principal amount of the Bonds).”

2.11.	Section 5.01(c) of the Agreement is amended and restated in its entirety to read as follows:

“(c)           Maintenance of Insurance, Etc.  (i) Maintain insurance  with responsible and reputable insurance companies or associations or through its own program of self-insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates and furnish to the Administrative Agent, within a reasonable time after written request therefor, such information as to the insurance carried as the Administrative Agent may reasonably request and (ii) in the event any of the Mortgaged Property is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, purchase and maintain flood insurance on such Mortgaged Property (including any personal property which is located on any real property leased by the Company within a “Special Flood Hazard Area” in an amount which shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended, pay when due all premiums on such insurance and deliver copies of the policies to the Administrative Agent.  If the Company fails to obtain any insurance as required by clause (ii) of this subsection (c), the Administrative Agent may obtain such insurance at the Company’s expense.”

2.12.
Section 5.01(g)(xiii) of the Agreement is amended to insert the word “applicable” immediately prior to the words “trustee resigns” and to insert the phrase “or the FMB Mortgage” immediately after the phrase “under the Indenture”.

2.13.	Clause (iv) of Section 5.02(a) of the Agreement is amended and restated to read as follows:

“(iv) Liens created by the Company’s FMB Mortgage and Liens created by any other First Mortgage Bond Indenture, so long as (A) under the terms thereof no “event of default” (howsoever designated) in respect of any bonds issued thereunder will be triggered by reference to an Event of Default or a Default, (B) no such Liens shall apply to assets acquired from the Company or any Significant Subsidiary if such assets were free of Liens (other than as a result of a release of such Liens in contemplation of such acquisition) immediately prior to any such acquisition and (C) the aggregate amount of Debt, including, without limitation, the Debt of the Company hereunder, at any time secured by the Liens of the FMB Mortgage and any such other First Mortgage Bond Indenture shall not be in excess of $1,525,000,000;”

2.14.	Section 5.02(i) is amended to renumber existing clauses (vii), (viii) and (ix) as new clauses (viii), (ix) and (x), respectively, and to insert the following as new clause (vii):

“(vii) the Mark-to-Market Guarantees;”

2.15.	Section 6.01(k) is amended to insert the following phrase immediately after the words “Material Adverse Effect”:

“or a material adverse effect on the Mortgaged Property taken as a whole, the Lien of the FMB Mortgage on such Mortgaged Property in favor of the “Trustee” (as defined in the FMB Mortgage) for the benefit of the holders of First Mortgage Bonds including the Administrative Agent (for its benefit and for the benefit of the Banks) or the priority of such Lien”

2.16.	Section 6.01 is amended to delete the period at the end of clause (q) thereof and to insert in its place a semi-colon (“;”) and the word “or” and to insert the following as new clauses (r) and (s):

“(r)           The aggregate outstanding principal amount of the First Mortgage Bonds shall be less than the aggregate outstanding amount of the Bonds; or

(s)           (i) The Obligations shall cease to be evidenced by the First Mortgage Bonds or (ii) the First Mortgage Bonds shall cease to be equally and ratably secured under the Mortgage by a valid and perfected, first priority Lien on the Mortgaged Property, subject only to the items listed in clauses (A), (B) and (C) of Section 4.01(v).”

SECTION 3. Conditions of Effectiveness.

(a)       The effectiveness of the amendments set forth in Section 1 of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:

(i)	duly executed copies of this Amendment from each of the Company, the Guarantors, the requisite number of Banks under Section 9.01 of the Agreement, the Fronting Bank and the Administrative Agent;

(ii)
a reaffirmation from each of the Guarantors (as defined giving effect to the amendments in Section 1) reaffirming its obligations under the Guaranty Agreements (as defined giving effect to the amendments in Section 1) to which it is a party, and from FirstEnergy Generation Corp. (“FE Genco”) with respect to that certain Guaranty, dated as of March 26, 2007, executed and delivered by FE Genco and acknowledged by FES, in form and substance reasonably satisfactory to the Administrative Agent;

(iii)
opinions of counsel to the Company and the Guarantors relating to enforceability of this Amendment and the Related Documents, including the Agreement as amended by this Amendment, and general corporate matters, each in form and substance reasonably satisfactory to the Administrative Agent; and

(iv)	payment by the Borrower of all fees and expenses due and owing by it to the Administrative Agent, the Fronting Bank and the Lenders as of the date hereof.

       (b)       The amendments set forth in Section 2 of this Amendment shall be effective only upon receipt by the Administrative Agent of each of the following no later than thirty (30) days after the date hereof, in each case, in form and substance reasonably satisfactory to the Administrative Agent:

(i)
copies of each document (including any Uniform Commercial Code financing statement) required by the Credit Documents or any Related Document or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the “Trustee” under the FMB Mortgage for the benefit of the holders of the First Mortgage Bonds, including the Administrative Agent, for the benefit of the Banks, a perfected Lien on the Mortgaged Property, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by the FMB Mortgage), in each case, in proper form for filing, registration or recordation;

(ii)
a duplicate copy of all proceedings relating to the issuance and sale of the First Mortgage Bonds and the filing and recordation of the FMB Mortgage, together with opinion letters of counsel to the Issuer, the Trustee and/or the Custodian, as applicable, providing for the reliance thereon by the Administrative Agent and the Banks and any related closing certificates of the Issuer;

(iii)	an original of each First Mortgage Bond, duly executed by the Company and duly authenticated and delivered by the “Trustee” under the FMB Mortgage;

(iv)	opinions of counsel to the Company and the Guarantors relating to enforceability of the Related Documents, general corporate matters and validity and perfection of the lien of the FMB Mortgage; and

(v)	payment by the Borrower of all fees and expenses due and owing by it to the Administrative Agent, the Fronting Bank and the Lenders as of the Contingent Effective Date.

  SECTION 4. Reference to the Effect on the Agreement.

4.1.
Upon the effectiveness of Section 1 hereof, on and after the Concurrent Effective Date, each reference in the Agreement  (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Agreement as modified by Section 1.

4.2.
Upon the effectiveness of Section 2 hereof, on and after the Contingent Effective Date, each reference in the Agreement  (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Agreement as modified by Section 2.

4.3.
Except as specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.4.
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Banks or the Fronting Bank, nor constitute a waiver of any provision of the Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

SECTION 5. Representations and Warranties.  The Company and the Guarantors hereby represent and warrant as follows:

5.1.
This Amendment and (i) the Agreement, in the case of the Company and (ii) the Guaranty Agreement to which it is a party, in the case of each of the Guarantors, as previously executed and as amended hereby, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms thereof.

5.2.
Upon the effectiveness of Sections 1 and 2 of this Amendment respectively and after giving effect hereto, (i) the Company hereby reaffirms all covenants, representations and warranties made in the Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Concurrent Effective Date and as of the Contingent Effective Date (unless the applicable representation and warranty is specifically made as of an earlier date pursuant to the terms of the Agreement), (ii) each of the Guarantors reaffirms all covenants, representations and warranties made in the Guaranty Agreement to which it is a party, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Concurrent Effective Date and as of the Contingent Effective Date (unless the applicable representation and warranty is specifically made as of an earlier date pursuant to the terms of the Agreement) and (iii) no Default or Event of Default has occurred and is continuing as of the Concurrent Effective Date or as of the Contingent Effective Date.

SECTION 6. GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

SECTION 7. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FIRSTENERGY NUCLEAR GENERATION CORP., as Company

                                                               By:
                                                                                                                                                                                         Name:  Randy Scilla
                                                                                                                                                                                         Title:      Assistant Treasurer

FIRSTENERGY CORP., as Guarantor

  By:
        Name:  Randy Scilla
  Title:      Assistant Treasurer

     FIRSTENERGY SOLUTIONS CORP., as Guarantor

   By:
                   Name:  James F. Pearson
                                                                                                               Title:      Vice President and Treasurer

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

BARCLAYS BANK PLC, acting through its
             New York Branch, as Administrative Agent and
as Fronting Bank

   By:

                    Name:
                                                                                                                                                                                         Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

The Banks:

BARCLAYS BANK PLC,
acting through its New York Branch

                                                                          By  _________________________
                                                                             Name:
                                                                             Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

JPMORGAN CHASE BANK, N.A.,

                                                                                    By  ___________________________
                                                                             Name:
                                                                             Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

KEYBANK NATIONAL ASSOCIATION,

                                                                                    By  ________________________
                                                                             Name:
                                                                             Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

THE ROYAL BANK OF SCOTLAND plc,

                                                                                    By  ___________________________
                                                                             Name:
                                                                             Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

THE BANK OF NOVA SCOTIA,

                                                                                    By _____________________________
                                                                             Name:
                                                                             Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

UNION BANK OF CALIFORNIA, N.A.,

                                                                                    By  ___________________________
                                                                             Name:
                                                                             Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

                                                                                    By  _____________________________
                                                                              Name:
                                                                              Title:

                                                                                    By  _____________________________
                                                                              Name:
                                                                              Title:

Signature Page to
Amendment No. 2 to Letter of Credit and Reimbursement Agreement
relating to
$99,100,000 State of Ohio
Pollution Control Revenue Refunding Bonds, Series 2005-A
(FirstEnergy Nuclear Generation Corp. Project)

SCHEDULE I

[Attached]

SCHEDULE II

[Attached]

ANNEX 1

PRICING GRID

The “Applicable LC Fee Rate”, “Applicable Margin for Alternate Base Rate” or “Applicable Commitment Rate” for any day, as the case may be, is the percentage set forth below in the applicable row under the column corresponding to the Status that exists on such day:

Status	Level 1 Status Reference Ratings at least A- by S&P or A3 by Moody’s	Level 2 Status Reference Ratings lower than Level 1 but at least BBB+ by S&P or Baa1 by Moody’s	Level 3 Status Reference Ratings of lower than Level 2 but at least BBB by S&P or Baa2 by Moody’s	Level 4 Status Reference Ratings lower than Level 3 but at least BBB- by S&P and Baa3 by Moody’s	Level 5 Status Reference Ratings lower than Level 3 but at least BBB- by S&P or Baa3 by Moody’s	Level 6 Status Reference Ratings lower than Level 4 but at least BB+ by S&P or Ba1 by Moody’s	Level 7 Status Reference Ratings lower than BB+ by S&P and Ba1 by Moody’s or if no Reference Rating exists
Applicable LC Fee Rate (basis points)	35.0	40.0	50.0	65.0	70.0	87.5	112.5
Applicable Margin for Alternate Base Rate (basis points)	300.0	350.0	400.0	450.0	500.0	550.0	600.0
Applicable Commitment Rate	8.0	10.0	12.5	15.0	17.5	20.0	30.0

For purposes of this Pricing Grid, the following terms have the following meanings (as modified by the provisos below):

“Index Debt” means the senior unsecured long-term debt securities of FirstEnergy, without third-party credit enhancement provided by any Person; provided that (i) at any time the Company’s senior unsecured long-term debt securities shall have an assigned rating of BBB- or better by S&P and Baa3 or better by Moody’s, “Index Debt” shall mean such senior unsecured long-term debt securities of the Company and (ii) if clause (i) of this paragraph shall not be applicable, at any time FES’ senior unsecured long-term debt securities shall have an assigned rating of BBB- or better by S&P and Baa3 or better by Moody’s and FES’ “Applicable Percentage” under (and as defined in) the FES Guaranty Agreement shall be 100%, “Index Debt” shall mean such senior unsecured long-term debt securities of FES.

“Reference Ratings” means the ratings assigned by S&P and Moody’s to the Index Debt; provided that if there is no such rating, “Reference Ratings” shall mean the ratings that are one Level below the rating assigned by S&P and Moody’s to (i) at any time the

Company’s senior secured debt shall have an assigned rating of BBB or better by S&P and Baa2 or better by Moody’s, such senior secured debt of the Company, (ii) if clause (i) of this paragraph shall not be applicable, at any time FES’ senior secured debt shall have an assigned rating of BBB or better by S&P and Baa2 or better by Moody’s and FES’ “Applicable Percentage” under (and as defined in) the FES Guaranty Agreement shall be 100%, such senior secured debt of FES, or (iii) at any other time, the senior secured debt of FirstEnergy.

For purposes of the foregoing, if (i) there is a difference of one level in Reference Ratings of S&P and Moody’s and the higher of such Reference Ratings falls in Level 1 Status, Level 2 Status, Level 3 Status, Level 5 Status or Level 6 Status, then the higher Reference Rating will be used to determine the applicable Status or (ii) there is a difference of more than one level in Reference Ratings of S&P and Moody’s, the level that is one level above the lower of such Reference Ratings will be used to determine the applicable Status, unless the lower of such Reference Ratings falls in Level 5 Status or Level 7 Status, in which case the lower of such Reference Ratings will be used to determine the applicable Status.  If there exists only one Reference Rating, such Reference Rating shall be used to determine the applicable Status.

“Status” refers to the determination of which of Level 1 Status, Level 2 Status, Level 3 Status, Level 4 Status, Level 5 Status, Level 6 Status or Level 7 Status exists at any date.

The credit ratings to be utilized for purposes of this Pricing Grid are (subject to the proviso in the first sentence of the definition of “Reference Ratings” above) those assigned to the Index Debt, and any rating assigned to any other debt security of FirstEnergy shall be disregarded.  The rating in effect at any date is that in effect at the close of business on such date, provided, that the applicable Status shall change as and when the applicable Index Debt (or other debt security to the extent applicable pursuant to the proviso in the first sentence of the definition of “Reference Ratings” above) ratings change.